Exhibit 99.1

1 2012 Farm To Market Conference May 2012 PROSPECT GLOBAL RESOURCES America’s Potash Future BMO Capital Markets

Forward Looking Statements Certain statements in this presentation are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. All guidance and forward-looking statements in this press release are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements, except as may be required by law. 2

Investment Highlights U.S. based, significant resource on the largest contiguous acreage in known potash-bearing zone 50% operated interest 131mm1 tonnes of contained KCl with upside potential $3.8 billion NPV1 and 40% internal rate of return Over 90,000 gross acres of exclusively private and state mineral rights Produce 2mm+ finished tonnes of potash annually at low operating costs for over 40 years Development stage, conventional mine with major competitive advantages Completed NI 43-101 Resource Calculation and Preliminary Economic Assessment in 2011 Key existing infrastructure provides immediate market access Lower CAPEX per tonne and operating costs Strategically located in the Holbrook Basin in eastern Arizona, a mining-friendly jurisdiction Near term catalysts for enhanced valuation Commenced Bank Feasibility Study, mine planning and permitting Offtake agreements Strong management team led by Pat Avery, former President of Intrepid Potash (NYSE: IPI, $2B market cap) Built the last six U.S. potash projects World-class management, Board and technical advisory team with extensive experience in the natural resources industry 3 As calculated in the December 2011 Preliminary Economic Assessment, discounted at 10%; gross project values

Proven Management in the Industry Technical Advisory Committee Tom Neuman, Master’s Chemist Former Head of Labs and Chemistry, TexasGulf Consulted for Agrium and Intrepid Potash Holds numerous patents in mineral processing Anita Marks, Chief Metallurgist Former Chief Process Engineer, Intrepid Potash Former Senior Metallurgist, Kennecott Copperton Concentrator Hugh Eilser, Mine Planner and Engineer Former Senior Mine Engineer, Intrepid Potash Former Senior Mine Engineer, Kennecott Utah Copper Corporation 4 Management & Technical Team Pat Avery, CEO, President & Director Former President of Intrepid Potash (NYSE: IPI, $2B market cap), the largest domestic potash producer Former SVP of J.R. Simplot, specializing in phosphate, nitrogen and industrial commodities Wayne Rich, CFO, VP Finance Former Treasurer and Director of Corporate Finance of Thompson Creek Metals Inc. (NYSE: TC, $1B market cap) Former Treasurer of Doe Run Natural Resources Corporation Jon Bloomfield, VP Corporate Development Former CFO of Teton Energy Corporation

with a Strong Board of Directors Dr. Barry Munitz, Chairman Former Chancellor of California State University and former President & CEO of the $10B J. Paul Getty Trust Board member of Sallie Mae (Nasdaq: SLM) Zhi Zhong Qiu, Director Vice Chairman of Asia Pacific and Chairman of Greater China Barclays Capital Former Vice Chairman of Asia of ABN Amro Bank Chad Brownstein, Vice Chairman Member of Crescent Capital Group, focused on Special Situations Former member of Donaldson Lufkin & Jenrette merchant and investment banking divisions Devon Archer, Director Co-Founder and Senior Managing Director of Rosemont Capital Trustee of Heinz Family Office Marc Holtzman, Director Vice Chairman of Barclays Capital Former Vice Chairman of ABN Amro Bank, Senior Advisor to Salomon Brothers and President of the University of Denver Conway Schatz, Director Vice President of Hexagon, LLC, a Denver-based private equity firm focused on natural resources Former Senior Business Advisor and Auditor with Arthur Andersen Ari Swiller, Director Co-founder of Renewable Resources Group, which develops water, wind and solar power Former Principal in The Yucaipa Companies Pat Avery, Director Large Financial Commitment from the Board 5

Positive Market Fundamentals Limited supply and strong global demand Production geographically concentrated in 12 countries and dominated by a few global players High-quality, economically mineable reserves are concentrated in challenging geographies Major end markets are dependent on imports: ~80% of potash being traded across borders Often referred to as “the quality nutrient” Helps plants develop strong root systems and retain water Contributes to higher yield and greater resistance to drought, disease and insects In animals, helps growth, maintenance and milk production Diverse global crop markets In the U.S., more than 45% of potash is applied to corn In China, fruits and vegetables consume half of the potash applied with rice taking an additional 28% In Brazil, almost 75% of the potash is used to produce soybean, sugar cane and corn 6 Source: CRU

Strong Potash Fundamentals Increasing population combined with decreasing availability of arable land Diets shifting towards fruits, vegetables and meats, displacing starches Increasing caloric intake 7 Source: Food and Agriculture Organization of the United Nations

Holbrook Basin – Asset Overview Ideally located in Holbrook Basin of Northeastern Arizona Temperate Colorado Plateau with substantial road, rail and power infrastructure, but with limited population Strategic location given proximity to surrounding prolific agricultural regions +1mm tonnes KCI consumed within 800 miles Largest contiguous acreage in known potash-bearing zone Control over 90,000 gross acres of exclusively private and state mineral rights 70% in private sections Plan to produce 2mm finished tonnes annually Track record of growing leasehold position Evaluated geology and pursued contiguous acreage of private and state leases Tripled resource through transformative acquisition in 2011 Successfully consolidated diverse group of stakeholders 8

Competitive Advantages

- **Lower CAPEX and operating costs**
  - Conventional underground mine and surface floatation which will utilize state-of-the-art equipment to maximize operating efficiency
  - Relatively shallow deposit
  - Warm weather
- **Excellent existing infrastructure**
  - Property bounded to the north by I-40 and BNSF sunset line
  - Three coal fired power plants within 25 miles
  - International shipping ports
- **Immediate market access**
  - Advantageous pricing
  - +1mm tonnes KCl consumed within 800 miles
  - U.S. is net importer of potash and significant end-users are in close proximity
- **Arizona: mining-friendly state**
  - Significant permitting and regulatory advantages over projects on federal acreage
  - Low relative royalty and tax rate
  - No competing oil & gas interests



Port of Stockton
Port of Long Beach
Significant agricultural regions
Port of Guaymas
Port of Topolobamp o
BNSF railroad
Flagstaff
Holbrook
40
17
Holbrook Basin
Phoenix
10
Tucson
2012 YTD Average Index Prices ($/tonne)[1]
Vancouver, $493
Western US Delivered, $656
Carlsbad, $585
Saskatchewan, $535
Midwest, $596

1. As reported by Green Markets

9

Significant U.S. Resource Independently engineered third party reports by industry leading consultants North Rim Exploration: NI 43-101 resource calculation Tetra Tech: Preliminary Economic Assessment 718mm tonnes sylvinite grading 11.5% K2O containing 131mm tonnes KCl Potash beds at relatively shallow depths, less than 1,600 ft Potential mine life in excess of 40 years Comparable grade and thickness to Intrepid’s Carlsbad Mine, with lower impurities Significant capital, operating expense and implied margin benefits 2012 drill program 10 new extensional wells could significantly increase resource 30% Kicks off feasibility study De-risks and optimizes mine planning 10 AWP Lease Seismic line Drill location – 2011 Drill location – 2012 Note: Figures listed above are for 100% of the gross project, of which PGRX owns a 50% operated interest Resource Summary (100% basis) Category Sylvinite (MMT) K20 Grade (%) Contained K2O (MMT) Contained KCl (MMT) Indicated 158 10.1% 16 25 Inferred 560 11.9% 66 106 Total 718 11.5% 82 131

Compelling Preliminary Economic Assessment Robust valuation1 $3.8b NPV discounted at 10% 40% IRR $997mm annual revenue at $496/tonne 40+ year mine life Attractive project economics1 $1.3b CAPEX 2 to 3 year payback 2mm tonnes annual production $98/tonne operating expense $44/tonne blended freight Potential optimization scenarios Efficient underground mining and ore transport Decline rather than skip and hoist High recycle/recovery surface plant High efficiency product production 11 As projected in the Preliminary Economic Assessment prepared by Tetra Tech; Figures listed above are for 100% of the gross project, of which PGRX owns a 50% operated interest Valuation Sensitivity Analysis (Project-based valuation, pre-tax and unlevered, as calculated by Tetra Tech) Net Present Value at 10% Discount Rate Millions of US dollars Potash Sales Price ($/tonne) Base case: $496 + 20% Base Case: $1.3b $3,816 $5,221 +20% $3,697 $5,102 Internal Rate of Return Potash Sales Price ($/tonne) Base case: $496 + 20% Base Case: $1.3b 39.7% 48.7% +20% 37.2% 46.2% CAPEX CAPEX

Capital Efficiency PGRX’s Capex/tonne is less than all announced greenfield and many brownfield expansions 12 Min: $790 Min: $67 Source: BMO Capital Markets, company filings

U.S. Company with U.S. Asset 13 Capital intensive industry favors companies that have ability to finance large development costs Geographic concentration of economic reserves results in intense regional competition

Corporate Timeline and Path to Liquidity 14 2011 2012 2013 2014 2015+ Phase 1: Pre-Development $28mm Raised Drilling, seismic, 43-101, PEA Accumlate land General corporate purposes Phase 2: Development and Consolidation Engineering of mine and facilities Environmental studies and permitting Negotiate Offtake agreement and mitigate unnecessary dilution Deposits on long-lead equipment Phase 3: Construction Surface facilities Underground mining Infrastructure and EPCM Phase 4: Production of 2mm+ tonnes/year

Delivering Results – Corporate Strategy Prove up potash resource Consolidate acreage Leverage Arizona’s mining-friendly environment Capitalize on unique geographic advantages Build early partnership agreements with key customers Permit and construct a potash producing facility Become the largest domestic potash producer AMERICA’S POTASH FUTURE 15